UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
March 1, 2012 (February 26, 2012)

GENERAL MARITIME CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

REPUBLIC OF THE MARSHALL ISLANDS
(STATE OR OTHER JURISDICTION OF INCORPORATION)

001-34228	66-071-6485
(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

299 Park Avenue
New York, New York 10171
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(212) 763-5600
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Not Applicable
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On February 27, 2012, General Maritime Corporation (the “Company”) entered into a Limited Waiver Agreement (the “EPA Waiver”) with Oaktree Principal Fund V, L.P., Oaktree Principal Fund V (Parallel), L.P., Oaktree FF Investment Fund, L.P. – Class A, and OCM Asia Principal Opportunities Fund, L.P. (collectively, the “Oaktree Funds”). Pursuant to the EPA Waiver, the Oaktree Funds waived all of their termination rights and rights to assert the failure to occur of any closing conditions under the Equity Purchase Agreement, dated as of December 15, 2011, among the Company and Oaktree arising solely out of (i) the Company’s failure to maintain minimum cumulative Consolidated EBITDA (as defined in the Senior Secured Superpriority Debtor-in-Possession Credit Agreement, dated as of November 17, 2011, as amended (the “DIP Facility”), among the Company and the other parties thereto) of $2,115,000 for the period commencing on November 1, 2011 and ending on December 31, 2011 and minimum Consolidated EBITDA of $4,600,000 for the period commencing on November 1, 2011 and ending on January 31, 2012 and (ii) the event of default arising under the DIP Facility arising therefrom. A copy of the EPA Waiver is attached hereto as Exhibit 99.1 and is incorporated into this Current Report on Form 8-K by reference.

Item 8.01.  Other Events.

As previously disclosed, on November 17, 2011, voluntary petitions for relief were filed by the Company and substantially all of its subsidiaries (with the exception of those in Portugal, Russia and Singapore, as well as certain inactive subsidiaries, collectively, the “Debtors”) under Chapter 11 of the United States Bankruptcy Code (“Chapter 11”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”), which are being jointly administered under Case No. 11-15285 (MG) (the “Chapter 11 Cases”).

On February 26, 2012, the Debtors filed an amended plan of reorganization and disclosure statement with the Bankruptcy Court amending the initial plan of reorganization and disclosure statement filed on January 31, 2012. Following a Bankruptcy Court hearing on February 28, 2012 to approve the disclosure statement, on February 29, 2012, the Company filed a further amended plan of reorganization (the “Amended Plan”) and disclosure statement (the “Amended Disclosure Statement”).

The Amended Plan contemplates a rights offering (the “Rights Offering”) by the Company, as described in the Amended Disclosure Statement and the Amended Plan. In the Rights Offering, eligible holders of general unsecured claims will have the opportunity to purchase up to 17.5% of the new equity of the reorganized Company on an undiluted basis for up to $61.25 million, at a subscription price of $36.84 per share. To the extent that the Rights Offering is not fully subscribed by general unsecured creditors, the Oaktree Funds are committed to purchase any unsubscribed rights. General unsecured creditors which are not eligible to participate in the Rights Offering will receive the cash equivalent of the right to participate in the offering, approximately equal to a 0.75% recovery on their unsecured claims. The Rights Offering will be limited to those holders of general unsecured claims that are either qualified institutional buyers or accredited investors, as defined by applicable securities laws.

On February 29, 2012, the Bankruptcy Court entered an order approving the Amended Disclosure Statement. The Bankruptcy Court also approved procedures by which the Company will solicit votes on the Amended Plan, and set certain dates and procedures related to seeking confirmation of the Amended Plan.

Consummation of the transactions contemplated under the Amended Plan is subject to approval by the Bankruptcy Court. The hearing to consider approval of the Amended Plan is scheduled to commence on April 25, 2012.

Copies of the final versions of the Amended Plan and the Amended Disclosure Statement, which were filed with the Bankruptcy Court on March 1, 2012, are attached hereto as Exhibits 99.2 and 99.3, respectively, and are incorporated into this Current Report on Form 8-K by reference. Copies of the Amended Plan and the Amended Disclosure Statement are also publicly available and may be accessed free of charge at the Company’s website located at www.GMRRestructuring.com. The information set forth on the foregoing website shall not be deemed to be part of or incorporated by reference into this Current Report on Form 8-K.

On March 1, 2012, the Company issued a press release announcing court approval of the Amended Disclosure Statement. A copy of the press release is attached hereto as Exhibit 99.4 and is incorporated into this Current Report on Form 8-K by reference.

The Amended Plan has not been approved by the Bankruptcy Court. There can be no assurance that the Debtors’ stakeholders will approve the Amended Plan or that the Bankruptcy Court will confirm the Amended Plan. The Debtors will emerge from Chapter 11 if and when the Amended Plan receives the requisite approval from holders of claims, an order confirming the Amended Plan is entered by the Bankruptcy Court, and certain conditions to the effectiveness of the Amended Plan, as stated therein, are satisfied. This Current Report on Form 8-K is not intended to be, nor should it be construed as, a solicitation for a vote on the Amended Plan. The Amended Plan and Amended Disclosure Statement may be revised to reflect events that occur after the dates of their filing but prior to Bankruptcy Court approval. This Current Report on Form 8-K is not an offering of any securities to be offered pursuant to Plan or the Rights Offering. Such securities will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States unless registered under the Securities Act or pursuant to an applicable exemption therefrom.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
99.1
Limited Waiver Agreement, dated as of February 27, 2012, among General Maritime Corporation, Oaktree Principal Fund V, L.P., Oaktree Principal Fund V (Parallel), L.P., Oaktree FF Investment Fund, L.P. – Class A, and OCM Asia Principal Opportunities Fund, L.P.

99.2	Amended Plan of Reorganization filed with the Bankruptcy Court on March 1, 2012
99.3	Amended Disclosure Statement filed with the Bankruptcy Court on March 1, 2012
99.4	Press Release dated March 1, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MARITIME CORPORATION
(Registrant)

	By:	/s/ Jeffrey D. Pribor
	Name:	Jeffrey D. Pribor
	Title:	Executive Vice President and Chief Financial Officer

Date: March 1, 2012

EXHIBIT INDEX

Exhibit No.	Description
99.1
Limited Waiver Agreement, dated as of February 27, 2012, among General Maritime Corporation, Oaktree Principal Fund V, L.P., Oaktree Principal Fund V (Parallel), L.P., Oaktree FF Investment Fund, L.P. – Class A, and OCM Asia Principal Opportunities Fund, L.P.

99.2	Amended Plan of Reorganization filed with the Bankruptcy Court on March 1, 2012
99.3	Amended Disclosure Statement filed with the Bankruptcy Court on March 1, 2012
99.4	Press Release dated March 1, 2012